Exhibit 10.28

AMENDMENT NO. 11

TO THE

HEALTH MANAGEMENT ASSOCIATES, INC.

STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

Effective May 18, 2004

WHEREAS, Health Management Associates, Inc., a Delaware corporation (the “Company”), has established the Health Management Associates, Inc. Stock Option Plan for Outside Directors, effective February 21, 1995, (as heretofore amended, the “Directors’ Option Plan”); and

WHEREAS, pursuant to Section 13 of the Directors’ Option Plan, the Board of Directors of the Company has authorized, approved, and adopted the amendment to the Directors’ Option Plan set forth herein;

NOW, THEREFORE, the Directors’ Option Plan is hereby amended, effective May 18, 2004, as follows:

1.        A new Paragraph “(vi)” is hereby added to Subsection “(d) Additional Grant Dates.” of Section “4. Grants of Options.” of the Directors’ Option Plan, to provide in its entirety as follows (with the remainder of said Subsection (d) and said Section 4 being unchanged and unaffected by this Amendment and continuing in full force and effect):

“(vi) Notwithstanding the provisions of Section 4(b) hereof to the contrary, on May 18, 2004 (a “Grant Date”), each Participating Director meeting the eligibility requirements of Section 1 hereof shall be granted an Option to purchase 5,000 Shares.”

2.        Except as amended hereby, the Directors’ Option Plan shall remain in full force and effect in accordance with its terms.

This Amendment No. 11 to the Health Management Associates, Inc. Stock Option Plan for Outside Directors was authorized, approved, and adopted by the Board of Directors of the Company on May 18, 2004.

/s/ Timothy R. Parry

Timothy R. Parry, Corporate Secretary

AMENDMENT NO. 12

TO THE

HEALTH MANAGEMENT ASSOCIATES, INC.

STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

Effective May 24, 2005

WHEREAS, Health Management Associates, Inc., a Delaware corporation (the “Company”), has established the Health Management Associates, Inc. Stock Option Plan for Outside Directors, effective February 21, 1995, (as heretofore amended, the “Directors’ Option Plan”); and

WHEREAS, pursuant to Section 13 of the Directors’ Option Plan, the Board of Directors of the Company has authorized, approved, and adopted the amendment to the Directors’ Option Plan set forth herein;

NOW, THEREFORE, the Directors’ Option Plan is hereby amended, effective May 24, 2005, as follows:

1.        A new Paragraph “(vii)” is hereby added to Subsection “(d) Additional Grant Dates.” of Section “4. Grants of Options.” of the Directors’ Option Plan, to provide in its entirety as follows (with the remainder of said Subsection (d) and said Section 4 being unchanged and unaffected by this Amendment and continuing in full force and effect):

“(vii) Notwithstanding the provisions of Section 4(b) hereof to the contrary, on May 24, 2005 (a “Grant Date”), each Participating Director meeting the eligibility requirements of Section 1 hereof shall be granted an Option to purchase 5,000 Shares.”

2.        Except as amended hereby, the Directors’ Option Plan shall remain in full force and effect in accordance with its terms.

This Amendment No. 12 to the Health Management Associates, Inc. Stock Option Plan for Outside Directors was authorized, approved, and adopted by the Board of Directors of the Company on May 24, 2005.

/s/ Timothy R. Parry          5-24-05

Timothy R. Parry, Corporate Secretary

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